Exhibit 10.99k

FIRST AMENDMENT TO WARRANT TO PURCHASE STOCK

THIS FIRST AMENDMENT TO WARRANT TO PURCHASE STOCK (this “Agreement”) is dated as of August 24, 2011 by LOCATION BASED TECHNOLOGIES, INC., a Nevada corporation (the “Company”) in favor of SVB FINANCIAL GROUP (“Holder”).

RECITALS

A.           Company has issued a Warrant to Purchase Stock dated January 5, 2011 (the “Warrant”) in favor of Silicon Valley Bank (“Bank”).  Silicon Valley Bank has subsequently transferred the Warrant to the Holder.

B.           Pursuant to the terms of the Warrant, Holder has the right to purchase the Company’s common stock at the Warrant Price.

C.           The Company has requested that Holder amend the Warrant as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

1.           Definitions.  All capitalized terms used but not otherwise defined in this Agreement, including its preamble and recitals, shall have the meanings set forth in the Warrant.

2.           Recitals.  The parties hereto acknowledge and agree that the above Recitals are true and correct in all material respects and that the same are incorporated herein and made a part hereof by reference.

3.           Amendments.

(a)           Number of Shares.  The definition of “Number of Shares” on the first page of the Warrant shall be amended by deleting it in its entirety and replacing it with the following:

Number of Shares:                                300,000

(b)           Warrant Price.  The definition of “Warrant Price” on the first page of the Warrant shall be amended by deleting it in its entirety and replacing it with the following:

Warrant Price:	$0.20 per Share

(c)           Expiration Date.  The definition of “Expiration Date” on the first page of the Warrant shall be amended by deleting it in its entirety and replacing it with the following:

Expiration Date:	The 5th anniversary after the Issue Date

4.           Continuing Validity.  The Company understands and agrees that in modifying the Warrant, Holder is relying upon the Company’s representations, warranties, and agreements, as set forth in the Warrant.  Except as expressly modified pursuant to this Agreement, the terms of the Warrant remain unchanged and in full force and effect.

5.           Counterparts.  This Agreement may be executed in any number of separate counterparts, each of which shall, collectively, constitute one agreement.

6.           Governing Law.  This Warrant shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its principles regarding conflicts of law.

[Signatures Appear on the Following Page]

IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

LOCATION BASED TECHNOLOGIES, INC.

By:
Name:
Title:

SVB FINANCIAL GROUP

By:
Name:
Title:

[Signature Page to First Amendment to Warrant to Purchase Stock]